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

7.30% SERIES B PREFERENCE SHARES 7.30%                                                           SERIES B PREFERENCE SHARES

                                         [RENAISSANCERE HOLDINGS LTD. CORPORATE LOGO]
             RHPB
                                                    RenaissanceRe Holdings Ltd.

Incorporated in the Islands of Bermuda    Authorized 4,000,000 7.30% Series B Preference Shares  CINS G7498P 20 0
       Under the Companies Act 1981              having a par value of US$1.00 each
   This Certificate is Transferable in
   Ridgefield Park, NJ or New York, NY

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THIS IS TO CERTIFY THAT





is the registered holder of
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                 FULLY PAID AND NON-ASSESSABLE 7.30% SERIES B PREFERENCE SHARES OF PAR VALUE US$1.00 EACH OF
                                                 RenaissanceRe Holdings Ltd.

                                         7.30% Series B preference shares certificate

                                            Secretary                                        Chairman of the Board and Chief
                                                                                                   Executive Officer
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                           RenaissanceRe Holdings Ltd.

    The Company will furnish without charge, to each shareholder who so requests, a copy of the provisions setting forth the designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof which the Company is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Company or to the Transfer Agent named on the face hereof.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM   -as tenants in common           UNIF GIFT MIN ACT- ____________ Custodian_________
     TEN ENT   -as tenants by the entities                             (Cust)             (Minor)
     JT TEN    -as joint tenants with                               under Uniform Gifts to Minors
                right of survivorship and                           Act____________________
                not as tenants in common                                        (State)
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     Additional abbreviations may also be used though not in the above list.




      For value received, _______________ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY
                  OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
       -----------------------------

       -----------------------------

       ------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE, OF ASSIGNEE)

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
       shares

       represented by the within certificate, and do hereby irrevocably constitute and appoint


       ------------------------------------------------------------------------
       Attorney


       to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

       Dated
            -----------------------------



                              X
                               -------------------------------------------------
                                         The signature to this  assignment  must
                               NOTICE correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever
       Signature(s) Guaranteed:

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       THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
       (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17a3-15.